UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2011
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 Results of Operations and Financial Condition

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

ITEM 9.01(d) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02.  Results of Operations and Financial Condition

On August 18, 2011, The Buckle, Inc. announced financial results for the fiscal quarter ended July 30, 2011.  The full text of the press release is furnished as Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In the same press release, the Company also announced that Karen B. Rhoads will not step down from her position with the Company effective February 1, 2012 and plans to remain with the Company as Vice President of Finance and Chief Financial Officer.  She will also continue to serve as a member of the Company's Board of Directors. The Company had previously announced in a press release dated April 7, 2011 (and included in the 8-K filed with the Securities and Exchange Commission on April 7, 2011), that Ms. Rhoads planned to step down from her position with the Company effective February 1, 2012.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).  Exhibits

Exhibit 99.1	Press Release Dated August 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: August 19, 2011	By: /s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated August 18, 2011